UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   August 17, 2011

NETAPP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-27130	77-0307520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

495 East Java Drive Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

(408) 822-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 17, 2011, NetApp, Inc. (“NetApp” or the “Company”) issued a press release and supplemental commentary reporting financial results for the first quarter ended July 29, 2011.  The press release and supplemental commentary are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

These exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

To supplement NetApp’s condensed consolidated  financial statement information presented on a GAAP basis, the press release and supplemental commentary furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, provide investors with certain non-GAAP measures, including, but not limited to, historical non-GAAP operating results and net income and historical and future non-GAAP net income per diluted share. For purposes of internal planning, performance measurement and resource allocation, NetApp’s management uses non-GAAP measures of net income that exclude: (a) amortization of intangible assets, (b) stock-based compensation expenses, (c) acquisition related income and expenses, (d) restructuring and other charges, (e) asset impairments, (f) non-cash interest expense associated with our convertible debt, (g) net losses or gains on investments, and (h) our GAAP tax provision, but includes a non-GAAP tax provision based upon our projected annual non-GAAP effective tax rate for the first three quarters of the fiscal year and an actual non-GAAP tax provision for the fourth quarter of the fiscal year. NetApp’s management uses these non-GAAP measures in making operating decisions because it believes the measurements provide meaningful supplemental information regarding NetApp’s ongoing operational performance. These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in financial and operational decision making. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.

As described above, NetApp excludes the following items from its non-GAAP measures:

A. Amortization of intangible assets. NetApp records amortization of intangible assets that were acquired in connection with its business combinations. The amortization of intangible assets varies depending on the level of acquisition activity. Management finds it useful to exclude these charges to assess the appropriate level of various operating expenses to assist in budgeting, planning and forecasting future periods and in measuring operational performance.

B. Stock-based compensation expenses.  NetApp excludes stock-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses. While management views stock-based compensation as a key element of our employee retention and long-term incentives, we do not view it as an expense to be used in evaluating operational performance in any given period. In addition, the valuation of stock-based awards and associated expense are based on factors and assumptions that management believes are, in large part, outside of management’s control.

C. Acquisition related income and expense.  NetApp excludes acquisition related income and expenses, including (a) merger termination proceeds, (b) due diligence, legal and other one-time integration charges, (c) the impact of inventory step-ups, and (d) write down of assets acquired that NetApp does not intend to use in its ongoing business, from its non-GAAP measures primarily because they are not related to our on-going business or cost base and, therefore, cannot be relied upon for future planning and forecasting.

D. Restructuring and other charges. These charges include restructuring charges that are incurred based on the particular facts and circumstances of restructuring decisions, including employment and contractual settlement terms, and other related charges, and can vary in size and frequency. These items are not ordinarily included in our annual operating plan and related budget due to the unpredictability of the timing and size of these events. We therefore exclude them in our assessment of operational performance.

E. Asset impairments. These are non-cash charges to write down assets when there is an indication that the asset has become impaired. Management finds it useful to exclude these non-cash charges due to the unpredictability of these events in its assessment of operational performance.

F. Non-cash interest expense.  These are non-cash charges from the amortization of debt discount and issuance costs.  Management does not believe that these charges reflect the underlying performance of our business.

G. Net losses or gains. These include realized gains and losses on and other-than-temporary impairments of our investments related to significant investment impairments or liquidation events.  Management believes that these gains and losses do not reflect the results of our underlying, on-going businesses and, therefore, finds it useful to exclude them in assessing our performance.

H. Income tax effects. NetApp excludes its GAAP tax provision, including discrete items, from its non-GAAP measure of net income, but includes a non-GAAP tax provision based upon its projected annual non-GAAP effective tax rate for the first three quarters of the fiscal year and an actual non-GAAP tax provision for the fourth quarter of the fiscal year. Management believes the use of a non-GAAP tax provision provides a more meaningful measure of the company’s operational performance in any given period.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. In addition, the non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. Management compensates for these limitations by analyzing current and future results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in our earnings release and prepared remarks. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors should review the information regarding non-GAAP financial measures provided in our press release and prepared remarks.

Item 9.01     Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit	Description
99.1	Press release, dated August 17, 2011, reporting earnings for the fiscal quarter ended July 29, 2011.
99.2	Supplemental Commentary, dated August 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETAPP, INC.
(Registrant)

August 17, 2011	By:	/s/ Matthew K. Fawcett
Matthew K. Fawcett
Secretary, General Counsel, and Senior Vice President, Legal

Index to Exhibits

Exhibit	Description
99.1	Press release, dated August 17, 2011, reporting earnings for the fiscal quarter ended July 29, 2011.
99.2	Supplemental Commentary, dated August 17, 2011.